UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  March 6, 2009
                Date of Report (date of Earliest Event Reported)

                         TELETOUCH COMMUNICATIONS, INC.
               (Exact Name of Company as Specified in its Charter)

      DELAWARE                      001-13436                    75-2556090
  (State or Other             (Commission File No.)           (I.R.S. Employer
  Jurisdiction of                                            Identification No.)
   Incorporation
  or Organization)

                  5718 Airport Freeway, Fort Worth, Texas 76117
              (Address of principal executive offices and zip code)

                                 (800) 232-3888
                (Company's telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

     Item 5.02  Departure  of  Directors   or  Principal  Officers;  Election of
                Directors;   Appointment  of  Certain   Officers;   Compensatory
                Arrangements of Certain Officers.

     (d) On March 6, 2009, the Board of Directors (the "Board") of Teletouch Communications, Inc. (the "Company") appointed Thomas A. "Kip" Hyde, Jr. to the Board. Mr. Hyde currently serves as the Company's President and Chief Operating Officer.

                  Thomas A. "Kip" Hyde, Jr. joined Teletouch in October 2004 and served as Chief Executive Officer through November 2006. Subsequent to Teletouch's acquisition and consolidation of Progressive Concepts, Inc. ("PCI") in 2006, Mr. Hyde was named President and Chief Operating Officer of Teletouch, and President and Chief Executive Officer of PCI, now the primary operating company. Prior to this, starting in October 2002, Mr. Hyde was employed by Progressive Concepts Communications, Inc. ("PCCI"), a holding company controlled by Teletouch Chairman, Robert McMurrey, primarily managing its PCI-Hawk Electronics Home & Commercial Services division. In June 2003, Mr. Hyde was also named President of State Hawk Security, Inc., a separate wholly owned subsidiary of PCCI, which acquired security contracts from PCI, among others. Prior to joining PCCI, Mr. Hyde was President & CEO of Greenland Corporation, a San Diego, CA-based financial services provider to Mr. Hyde's former employer, Dallas, TX-based Affiliated Computer Services, Inc. ("ACS"). While at ACS, Mr. Hyde served in various executive management roles, including Corporate Vice President of ACS Retail Solutions, Inc. and Vice President of ACS' Financial Services division. While at ACS, Mr. Hyde was awarded U.S. Patent #6,038,553 for the development of a self-service check cashing method and related financial services kiosk architecture and telecommunications system. A later version of this system (now known as Vcom(TM)) is installed in over 2,000 7-Eleven stores across the United States. Mr. Hyde holds a B.A. degree in Finance from the University of Texas at Austin.

                  There is no arrangement or understanding between Mr. Hyde and any other persons pursuant to which he was appointed as discussed above. Nor are there any family relationships between Mr. Hyde and any executive officers and directors. Further, except as otherwise reported in the Company's public reports filed with the SEC, there are no transactions involving the Company and Mr. Hyde which transaction would be reportable pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

                  Following the foregoing changes, the Board currently consists of 5 members: Robert M. McMurrey, Thomas A. "Kip" Hyde, Jr., Clifford E. McFarland, Marshall G. Webb and Henry Y.L. Toh, with the last 3 directors being "independent" directors of the Board.

     Section 9 - Financial Statements and Exhibits

         Item 9.01.   Financial Statements and Exhibits

         None.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2009                     By: /s/  Douglas E. Sloan
                                                  ----------------
                                                  Name: Douglas E. Sloan
                                                  Title: Chief Financial Officer